UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22213

AlphaMark Investment Trust

(Exact name of registrant as specified in charter)

810 Wright’s Summit Parkway, Suite 100 Ft. Wright, Kentucky	41011
Address of principal executive offices)	(Zip code)

Jennifer L. Merchant

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	(859) 957-1803

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

AlphaMark Fund

A series of

AlphaMark Investment Trust

Annual Report

August 31, 2022

ALPHAMARK FUND
SHAREHOLDER LETTER
September 30, 2022 (Unaudited)

Dear Shareholder:

The AlphaMark Fund’s (the “Fund”) investment philosophy is founded on an appreciation of risk. Over the last 12 months we have sought to reduce risk in the portfolio by trimming position sizes in what we feel are potentially the most volatile sectors: Technology, Communication Services and Consumer Discretionary. We are pleased that the majority of our individual stock positions are outperforming their sector averages and that the overall portfolio has materially outperformed the overall market. We have been preparing for this market for many months. We expected volatility, and our preparations have reduced downside.

Fed Speak

When trying to prove a point or regain confidence, it is common to exaggerate one’s stance. It seems to us that Jerome Powell and the Federal Reserve (the “Fed”) have been doing just that. During 2021, Powell and the Fed have repeatedly spelled out to the markets that inflation affecting the system was transitory. We previously noted that this was unlikely given the amount of “free” money floating in the system, and the presence of a tight labor market. As we headed into 2022, it became apparent that inflation was not transitory and that neither the labor markets tightness, nor the phenomenon of disappearing labor, were abating. In addition, the supply chains for many industries were in shambles, causing a shortage of goods and inventories. The Fed found themselves in a quandary; they had painted themselves into a corner, and instead of increasing rates before inflation became rampant, or turning off their bond buying program before the real estate market overheated, they made excuses. These problems date back to 2019 when the Fed was decreasing rates before the pandemic. The economy/markets had become addicted to easy Fed policy. Finally, in March of 2022, the Fed raised rates by 25bp, then 50bp in May, and 75bp points in June, July and September. However, their bond buying program did not fully stop until September 1st.

Up to this point the markets absorbed the Fed’s moves and priced in the impacts accordingly. But something strange happened in June. The markets didn’t fully believe that the Fed had the resolve to go through with its inflation fighting campaign. Stock and bond markets rallied into mid-August. At this point, the Fed’s credibility was in jeopardy and Powell needed to prove a point. In late August, at a global economic symposium for central bankers and policy makers, Powell tried his hand at tough talk, and it worked; markets started backpedaling. At the September Fed meeting, Powell reiterated his tough talk and commitment to kill inflation. The stock market reacted and is now below June lows. The bond market is now pricing in 1.25% more of the Fed’s rate increases, bringing the overnight rate up to 4.50%. What happened to being data dependent? We now feel the Fed is trying to talk the markets into a more restrictive position. The 3% increase in the Fed’s funds rate in such a short amount of time is

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nothing short of crushing and is truly untested. It is our opinion that the Fed will bide its time before further increasing rates at a more rapid pace. The Fed is tasked with balancing inflation against a healthy national employment rate. Only one of these is possibly out of balance, and although headline inflation numbers are high, they represent year over year numbers. Over the last 2 months, inflation has actually been 0%. We do not think it will remain at 0% and any shock to oil prices could quickly derail 0%. It is our opinion that year over year inflation will gradually come down, and as such it stands to reason that the Fed can slow its pace, and let its tough stance work its way through the system.

Fed Balance Sheet/Money Supply/Inflation

All three of these are intertwined. As the Fed has increased its balance sheet to $9 trillion, the money supply has increased accordingly. When there are more dollars chasing the same amount, or fewer goods, inflation is the byproduct. Raising interest rates slow down loan demand and decrease the rate at which the money supply grows. Decreasing the Fed’s balance sheet decreases the money supply. The negative to decreasing the balance sheet is that it also decreases the demand for bonds (which the Fed had been buying with reckless abandon), which then increases interest rates which also decrease loan demand further, and so on and so forth. This is another reason why we think the Fed will stop increasing short term rates and let the longer maturity bond rates rise and allow the yield curve to steepen. Mortgage rates are hurt the worst in this scenario. Two months of 0% inflation does not necessarily constitute a trend, but it is apparent that a slowdown is afoot. Should the Fed continue with its aggressive moves? We do not think so, and we believe the Fed was talking the talk to allow the slowdown in economic activity, and the slowdown in inflation to catch up to the very sharp increase in rates.

Preparation

We have successfully limited the downside to the Fund. We reduced risk in the most volatile equities and have not been sucked into buying the dip every time the market retreats. Most importantly, we have been patient and prepared during these trying times. It is never a good idea to time the markets and sell when the markets are in turmoil. You need to be prepared in advance of that time and adjust your risk appropriately. We do not think the market turmoil is over yet, and may continue to make changes to the Fund as the landscape changes. We are confident that we are positioned to take advantage of the market when we find the best opportunities.

During the fiscal year ended August 31, 2022, the net asset value per share of the Fund decreased from $15.04 (adjusted for distributions) to $12.32, with a total return of -7.79%. During this time, the S&P 500 Index and the Russell 1000 Growth Index lost 11.23% and 19.06%, respectively. Our discipline is to never let any of our holdings become so large that they present undue risk to the portfolio. In order to achieve this, we consistently trim gains from any of our positions that are performing well. The main contributors of gains in the Fund over the last 12 months came from the following sectors: Energy (Marathon Petroleum +75.6%, Energy SPDR ETF +88.0%), Consumer Staples (Kroger Company +6.0%, Consumer Staples SPDR ETF +3.7%) and Utilities (Utilities SPDR ETF +15.7%). The main detractors to the Fund over the last 12 months came from the following sectors:

Communication Services (Google -27.6%, Communication Services SPDR ETF -35.9%), Technology (Zebra Technology -48.6%, SS&C Technologies -25.5%) and Consumer Discretionary (Ross Stores -26.3%, Toll Brothers -24.4%, Amazon -27.0%). We continue to maintain a diversified portfolio across the various sectors of the economy. Historically, we have always sought out high quality companies that have strong cash flows. In our view, these types of companies will typically be rewarded by the markets over the long term. In our opinion, the market will respond favorably to those companies that are high quality, strong cash flow producing and have exhibited consistent earnings.

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As of August 31, 2022, the Fund’s assets were diversified among 42 stock positions, 11 ETF positions and 1 Option position. Our five largest areas of investment were: Technology (16.9%), Health Care (15.6%), Financials (11.0%), Consumer Discretionary (9.4%), and Industrials (9.1%). Cash equivalents represented 11.7% of the Fund’s net assets.

As of August 31, 2022, the Fund had net assets of $18.8 million.

In conclusion, no investment style will outperform the market every year. The nature of the market is change and volatility. Because we perceive market risks are out of balance with stock valuations, we believe that high quality companies with high cash flows will be the best investment over the coming months. We continually review current holdings for any weaknesses and adjust when necessary. We are optimistic that high quality companies can still succeed in what we believe is an overvalued stock market. We look forward to providing you with a Fund that will capture the momentum of high-quality stocks when economic conditions improve.

Sincerely,

Michael L. Simon
President and Chief Investment Officer
AlphaMark Advisors, LLC

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Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-420-3350 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The opinions and views expressed in this Letter to Shareholders are those of AlphaMark Advisors, LLC (the “Advisor”), as of the date of the Letter, and are subject to change based on economic and market conditions. These views may not be relied upon as investment advice, and because investment decisions for the Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of the Fund. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

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ALPHAMARK FUND
PERFORMANCE INFORMATION
August 31, 2022 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the AlphaMark Fund versus the S&P 500® Index

Average Annual Total Returns (for periods ended August 31, 2022)
	1 Year	5 Years	10 Years
AlphaMark Fund (a)	-7.79%	6.39%	9.87%
S&P 500® Index (b)	-11.23%	11.82%	13.08%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, these returns reflect the performance of the Fund prior to the change to its investment strategy in August 2020.

(b)	The S&P 500® Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

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ALPHAMARK FUND
PORTFOLIO INFORMATION
August 31, 2022 (Unaudited)

Sector Diversification (% of Net Assets)

Top Ten Equity Holdings

% of
Security Description	Net Assets
Health Care Select Sector SPDR® Fund (The)	9.9%
Technology Select Sector SPDR® Fund (The)	7.8%
Financial Select Sector SPDR® Fund (The)	7.4%
Consumer Discretionary Select Sector SPDR® Fund (The)	6.1%
Consumer Staples Select Sector SPDR® Fund (The)	5.8%
Industrial Select Sector SPDR® Fund (The)	5.8%
Communication Services Select Sector SPDR® Fund (The)	4.7%
Real Estate Select Sector SPDR® Fund (The)	3.2%
Marathon Petroleum Corporation	1.9%
Energy Select Sector SPDR® Fund (The)	1.8%

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ALPHAMARK FUND
SCHEDULE OF INVESTMENTS
August 31, 2022
Common Stocks — 33.7%	Shares	Value
Communications — 2.9%
Entertainment Content — 1.2%
Take-Two Interactive Software, Inc. *	1,758	$215,461

Internet Media & Services — 0.9%
Alphabet, Inc. - Class C *	1,620	176,823

Telecommunications — 0.8%
Verizon Communications, Inc.	3,666	153,275

Consumer Discretionary — 3.3%
E-Commerce Discretionary — 0.5%
Amazon.com, Inc. *	720	91,274

Leisure Facilities & Services — 0.4%
Boyd Gaming Corporation	1,545	84,094

Leisure Products — 0.5%
Polaris, Inc.	807	91,409

Retail - Discretionary — 1.9%
AutoZone, Inc. *	71	150,464
Lowe’s Companies, Inc.	614	119,202
Ross Stores, Inc.	1,021	88,082
		357,748
Consumer Staples — 2.8%
Food — 0.9%
Tyson Foods, Inc. - Class A	2,268	170,962

Household Products — 0.8%
Estée Lauder Companies, Inc. (The) - Class A	586	149,067

Retail - Consumer Staples — 1.1%
Kroger Company (The)	4,325	207,340

Energy — 1.9%
Oil & Gas Producers — 1.9%
Marathon Petroleum Corporation	3,494	352,021

See accompanying notes to financial statements.

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ALPHAMARK FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks — 33.7% (Continued)	Shares	Value
Financials — 3.6%
Banking — 1.3%
Fifth Third Bancorp	3,843	$131,239
Western Alliance Bancorp	1,410	108,175
		239,414
Institutional Financial Services — 1.3%
Goldman Sachs Group, Inc. (The)	412	137,060
Intercontinental Exchange, Inc.	1,086	109,523
		246,583
Insurance — 1.0%
Arthur J. Gallagher & Company	1,047	190,104

Health Care — 5.8%
Biotech & Pharma — 3.5%
Bristol-Myers Squibb Company	3,007	202,702
Regeneron Pharmaceuticals, Inc. *	370	214,992
Vertex Pharmaceuticals, Inc. *	822	231,606
		649,300
Health Care Facilities & Services — 1.3%
Molina Healthcare, Inc. *	710	239,533

Medical Equipment & Devices — 1.0%
Thermo Fisher Scientific, Inc.	346	188,681

Industrials — 3.3%
Commercial Support Services — 0.8%
Waste Management, Inc.	834	140,971

Electrical Equipment — 1.2%
AMETEK, Inc.	809	97,209
Hubbell, Inc.	608	125,431
		222,640
Engineering & Construction — 0.8%
Quanta Services, Inc.	1,123	158,680

Transportation & Logistics — 0.5%
United Parcel Service, Inc. - Class B	495	96,282

Materials — 1.0%
Chemicals — 0.4%
Celanese Corporation	308	34,145

See accompanying notes to financial statements.

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ALPHAMARK FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks — 33.7% (Continued)	Shares	Value
Materials — 1.0% (Continued)
Chemicals — 0.4% (Continued)
Eastman Chemical Company	384	$34,944
		69,089
Containers & Packaging — 0.6%
International Paper Company	802	33,379
Packaging Corporation of America	646	88,450
		121,829
Technology — 9.1%
Semiconductors — 2.0%
Broadcom, Inc.	376	187,665
ON Semiconductor Corporation *	2,643	181,759
		369,424
Software — 0.7%
SS&C Technologies Holdings, Inc.	2,436	135,831

Technology Hardware — 3.6%
Amphenol Corporation - Class A	2,626	193,090
Apple, Inc.	1,408	221,365
TD SYNNEX Corporation	1,485	142,976
Zebra Technologies Corporation - Class A *	404	121,863
		679,294
Technology Services — 2.8%
Global Payments, Inc.	1,521	188,954
International Business Machines Corporation	1,344	172,637
Leidos Holdings, Inc.	1,641	155,977
		517,568

Total Common Stocks (Cost $4,823,748)		$6,314,697

See accompanying notes to financial statements.

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ALPHAMARK FUND
SCHEDULE OF INVESTMENTS (Continued)
Exchange-Traded Funds — 54.3%	Shares	Value
Communication Services Select Sector SPDR® Fund (The)	16,146	$878,019
Consumer Discretionary Select Sector SPDR® Fund (The)	7,325	1,139,111
Consumer Staples Select Sector SPDR® Fund (The)	14,815	1,083,125
Energy Select Sector SPDR® Fund (The)	4,191	337,376
Financial Select Sector SPDR® Fund (The)	41,724	1,378,978
Health Care Select Sector SPDR® Fund (The)	14,816	1,848,444
Industrial Select Sector SPDR® Fund (The)	11,653	1,082,913
Materials Select Sector SPDR® Fund (The)	4,276	322,453
Real Estate Select Sector SPDR® Fund (The)	14,200	594,270
Technology Select Sector SPDR® Fund (The)	10,824	1,464,054
Utilities Select Sector SPDR® Fund (The)	875	65,048
Total Exchange-Traded Funds (Cost $9,379,056)		$10,193,791

		Notional
Purchased Put Option Contracts — 0.3%	Contracts	Amount	Value
Utilities Select SPDR® Fund (The), 10/21/2022 at $75 * (Cost $29,257)	200	$1,486,800	$51,000

Money Market Funds — 11.7%	Shares	Value
First American Government Obligations Fund - Class X, 2.04% (a) (Cost $2,189,342)	2,189,342	$2,189,342

Total Investments at Value — 100.0% (Cost $16,421,403)		$18,748,830

Other Assets in Excess of Liabilities — 0.0% (b)		9,565

Total Net Assets — 100.0%		$18,758,395

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of August 31, 2022.

(b)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

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ALPHAMARK FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2022
ASSETS
Investments in securities:
At cost	$16,421,403
At value (Note 2)	$18,748,830
Receivable for capital shares sold	1,525
Dividends receivable	14,346
Other assets	12,433
TOTAL ASSETS	18,777,134

LIABILITIES
Payable to Advisor (Note 4)	5,145
Payable to administrator (Note 4)	6,000
Other accrued expenses	7,594
TOTAL LIABILITIES	18,739

NET ASSETS	$18,758,395

Net Assets consist of:
Paid-in capital	$15,681,961
Distributable earnings	3,076,434
NET ASSETS	$18,758,395

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,522,855

Net asset value, offering price and redemption price per share (Note 2)	$12.32

See accompanying notes to financial statements.

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ALPHAMARK FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2022
INVESTMENT INCOME
Dividends	$278,042
Interest	415
TOTAL INVESTMENT INCOME	278,457

EXPENSES
Investment advisory fees (Note 4)	212,408
Administration fees (Note 4)	72,000
Distribution fees (Note 5)	53,102
Registration and filing fees	21,422
Insurance expense	20,765
Legal fees	20,404
Audit and tax services fees	16,500
Trustees’ fees (Note 4)	10,000
Custody and bank service fees	9,918
Shareholder reporting expenses	8,211
Compliance service fees (Note 4)	6,000
Postage and supplies	3,662
Other fees	7,352
TOTAL EXPENSES	461,744
Fee reductions by the Advisor (Note 4)	(143,133)
NET EXPENSES	318,611

NET INVESTMENT LOSS	(40,154)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized gains from:
Investment transactions	1,244,702
Written option contracts (Note 7)	96,930
Net change in unrealized appreciation (depreciation) on:
Investments	(2,952,442)
Written option contracts (Note 7)	3,007
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	(1,607,803)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,647,957)

See accompanying notes to financial statements.

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ALPHAMARK FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	August 31,	August 31,
	2022	2021
FROM OPERATIONS
Net investment loss	$(40,154)	$(59,375)
Net realized gains from investment transactions and written option contracts	1,341,632	3,854,043
Net change in unrealized appreciation (depreciation) on investments and written option contracts	(2,949,435)	1,232,998
Net increase (decrease) in net assets from operations	(1,647,957)	5,027,666

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(2,633,486)	(2,382,348)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,053,989	1,634,870
Net asset value of shares issued in reinvestment of distributions to shareholders	2,633,486	2,382,348
Proceeds from redemption fees collected (Note 2)	292	148
Payments for shares redeemed	(4,325,968)	(4,746,662)
Net increase (decrease) in net assets from capital share transactions	361,799	(729,296)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,919,644)	1,916,022

NET ASSETS
Beginning of year	22,678,039	20,762,017
End of year	$18,758,395	$22,678,039

CAPITAL SHARE ACTIVITY
Shares sold	149,038	117,870
Shares reinvested	189,459	187,145
Shares redeemed	(323,141)	(351,475)
Net increase (decrease) in shares outstanding	15,356	(46,460)
Shares outstanding at beginning of year	1,507,499	1,553,959
Shares outstanding at end of year	1,522,855	1,507,499

See accompanying notes to financial statements.

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ALPHAMARK FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2022	2021	2020		2019	2018
Net asset value at beginning of year	$15.04	$13.36	$12.90		$16.68	$15.02

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.03)	(0.04)	(0.00	) (b)(c)	0.01	0.01
Net realized and unrealized gains (losses) on investments and written options	(0.94)	3.39	0.73		(1.40)	2.60
Total from investment operations	(0.97)	3.35	0.73		(1.39)	2.61

Less distributions from:
Net investment income	—	—	(0.01)		(0.02)	(0.04)
Net realized gains from investment transactions	(1.75)	(1.67)	(0.26)		(2.37)	(0.91)
Total distributions	(1.75)	(1.67)	(0.27)		(2.39)	(0.95)

Proceeds from redemption fees collected (Note 2) .	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)

Net asset value at end of year	$12.32	$15.04	$13.36		$12.90	$16.68

Total return (d)	(7.79%)	27.32%	5.61%		(6.47%)	17.51%

Net assets at end of year (000)	$18,758	$22,678	$20,762		$23,066	$27,364

Ratio of total expenses to average net assets (e)	2.17%	2.23%	1.98%		1.98%	1.97%

Ratio of net expenses to average net assets (e)(f)	1.50%	1.50%	1.50%		1.50%	1.50%

Ratio of net investment income (loss) to average net assets (a)(f)	(0.19%)	(0.28%)	(0.02%)		0.09%	0.08%

Portfolio turnover rate	53%	91%	90%		273%	54%

(a)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)	Amount rounds to less than $0.01 per share.

(c)	Net investment loss per share has been calculated using the average daily shares outstanding during the period.

(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Ratio does not include expenses of the investment companies in which the Fund invests.

(f)	Ratio was determined after advisory fee reductions (Note 4).

See accompanying notes to financial statements.

14

ALPHAMARK FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2022

1.	Organization

AlphaMark Fund (the “Fund”) is a no-load, diversified series of AlphaMark Investment Trust (the “Trust”). The Trust is registered as an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated June 24, 2008.

The investment objective of the Fund is long-term growth of capital.

2.	Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies, including FASB Accounting Standards Update 2013-08.

Regulatory update – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund was required to comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended (the “1940 Act”), treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is currently complying with Rule 18f-4.

Securities valuation – The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities, including common stocks and exchange-traded funds (“ETFs”), which are traded on stock or other exchanges are valued on the basis of their last reported sales prices on the exchanges on which they are primarily traded, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if not traded on a particular day, at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the mean of the closing bid and ask prices. Option contracts are valued at the closing price on the exchanges on which they are primarily traded; if no closing price is available at the time of valuation, the option will be valued at the mean of the closing bid and ask prices for that day.

15

ALPHAMARK FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Fixed income securities, if any, are generally valued on the basis of prices provided by an independent pricing service. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees (the “Board”) by AlphaMark Advisors, LLC (the “Advisor”), which is the valuation designee, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access

Level 2 – other significant observable inputs other than quoted prices included in Level 1

Level 3 – significant unobservable inputs

U.S. Treasury obligations held by the Fund, if any, are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs,” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

16

ALPHAMARK FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the Fund’s investments and the inputs used to value the investments by security type as of August 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$6,314,697	$—	$—	$6,314,697
Exchange-Traded Funds	10,193,791	—	—	10,193,791
Purchased Put Options Contracts	51,000	—	—	51,000
Money Market Funds	2,189,342	—	—	2,189,342
Total	$18,748,830	$—	$—	$18,748,830

See the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended August 31, 2022.

Share valuation – The net asset value (“NAV”) per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share, except that shares of the Fund are subject to a redemption fee of 1.50%, payable to the Fund, if redeemed within sixty days of the date of purchase. During the years ended August 31, 2022 and 2021, proceeds from redemption fees totaled $292 and $148, respectively.

Investment transactions and investment income – Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on a specific identification basis, which compares the identified cost of the security lot sold with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the interest method. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Option contracts – During periods of volatility, the Fund may utilize the following option strategies with respect to options on individual stocks, ETFs or an index: (i) buy put or call options for a portion of the portfolio; (ii) write puts to generate income while waiting for a stock price to become more reasonable; and (iii) write call options to generate income on stock positions that the investment advisor to the Fund believes are becoming overvalued.

17

ALPHAMARK FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Purchased option contracts – When the Fund purchases a call or put option, an amount equal to the total premium (the premium plus the commission) paid by the Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. Premiums paid in the purchase of options that expire are treated as realized losses. Premiums paid in the purchase of call options that are exercised will increase the cost of the underlying security purchased. Premiums paid in the purchase of put options that are exercised will decrease the proceeds used to calculate the realized capital gain or loss on the sale of the underlying security.

Written option contracts – When the Fund writes a call or put option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability on the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. Premiums received from writing call and put options that expire are treated as realized capital gains. Premiums received from writing call options that are exercised will increase the proceeds used to calculate the realized capital gain or loss on the sale of the underlying security. Premiums received from writing put options that are exercised will decrease the basis of the underlying security purchased.

If a closing purchase or sale transaction is used to terminate the Fund’s obligation on an option, a capital gain or loss will be realized, depending upon whether the price of the closing transaction is more or less than the premium previously paid on the option purchased or received on the option written.

Dividends and distributions to shareholders – Dividends arising from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid to shareholders of the Fund during the years ended August 31, 2022 and 2021 was as follows:

Years	Ordinary	Long-Term	Total
Ended	Income	Capital Gains	Distributions
8/31/2022	$1,046,551	$1,586,935	$2.633,486
8/31/2021	$586,119	$1,796,229	$2,382,348

18

ALPHAMARK FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following is computed on a tax basis for each item as of August 31, 2022:

Cost of investments	$16,540,496
Gross unrealized appreciation	$2,992,734
Gross unrealized depreciation	(784,400)
Net unrealized appreciation	2,208,334
Undistributed ordinary income	259,360
Undistributed long-term gains	608,740
Total distributable earnings	$3,076,434

The difference between the federal income tax cost of investments and the financial statement cost of investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and tax straddles on option contracts.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and concluded that no provision for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in the Fund’s open tax years (generally, three years).

19

ALPHAMARK FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended August 31, 2022, the Fund did not incur any taxes, interest or penalties. Generally, tax authorities can examine tax returns filed during the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal.

3.	Investment Transactions

During the year ended August 31, 2022, cost of purchases and proceeds from sales of investment securities, other than short-term investments and U.S. government securities, were as follows:

Cost of purchases of investment securities	$9,554,673
Proceeds from sales of investment securities	$10,608,724

4.	Transactions with Related Parties

The President of the Advisor, the investment advisor to the Fund, is also the President and a Trustee of the Trust. Certain other officers of the Trust are also officers of the Advisor, or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent, and fund accounting agent.

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an interested person of the Trust receives an annual retainer of $3,000 paid quarterly, and a fee of $500 for each Board meeting attended, plus reimbursement of travel and other expenses incurred in attending meetings, if any.

The Chief Compliance Officer (the “CCO”) of the Trust is an employee of the Advisor. The Fund reimburses the Advisor $6,000 annually for the services provided by the CCO to the Trust.

INVESTMENT ADVISORY AGREEMENT

Under the terms of an Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. The Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at the annual rate of 1.00% of its average daily net assets. The Advisor has contractually agreed to reduce the investment advisory fee from 1.00% per annum of the average daily net assets of the Fund to 0.75%, when the assets of the Fund reach $100 million.

The Advisor has contractually agreed, until December 31, 2023, to reduce its investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to limit the Fund’s annual ordinary operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes;

20

ALPHAMARK FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

borrowing costs; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option fees and expenses); any administrative and/or shareholder servicing fees payable to financial intermediaries; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.50% of the Fund’s average daily net assets. Any fee reductions and expense reimbursements by the Advisor are subject to repayment by the Fund for a period of 3 years after such fees and expenses were incurred, subject to the following conditions: (i)  no payment shall be made to the Advisor that arose more than three years prior to the proposed date of payment, and (ii) such payment shall be made only to the extent that it does not cause the Fund’s aggregate expenses, on an annualized basis, to exceed the expense limitation in effect at the time the expense to be repaid were incurred. This arrangement may be terminated by either party upon 60 days’ prior written notice, provided, however, that (i) the Advisor may not terminate this arrangement without the approval of the Board, and (ii) this arrangement will terminate automatically if the Advisor ceases to serve as investment adviser of the Fund. During the year ended August 31, 2022, the Advisor reduced investment advisory fees in the amount of $143,133.

As of August 31, 2022, the Advisor may seek repayment of investment advisory fee reductions in the amount of $401,911 no later than the dates as stated below:

August 31, 2023	$107,301
August 31, 2024	151,477
August 31, 2025	143,133
$401,911

OTHER SERVICE PROVIDER

Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. The Fund pays Ultimus fees in accordance with the terms of the master agreement for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities.

21

ALPHAMARK FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5.	Distribution Plan

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) which allows the Fund to incur expenses related to the distribution of its shares. The annual fees payable under the Plan may not exceed an amount equal to 0.25% of the Fund’s average daily net assets. During the year ended August 31, 2022, the total expenses incurred pursuant to the Plan were $53,102.

6.	Principal Owner of Fund Shares

As of August 31, 2022, Charles Schwab & Co., Inc., for the benefit of its customers, owned of record 97% of the outstanding shares of the Fund. A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a significant effect on matters presented at a shareholders’ meeting.

7.	Derivatives Transactions

The location on the Statement of Assets and Liabilities of the Fund’s derivative positions as of August 31, 2022 is as follows:

		Fair Value
				Gross Notional
				Amount
				Outstanding
		Asset	Liability	August 31,
Type of Derivative (Risk)	Location	Derivatives	Derivatives	2022
Put option contracts purchased (Equity)	Investments in securities at value	$51,000	$—	$1,486,800

22

ALPHAMARK FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund’s transactions in derivative instruments during the year ended August 31, 2022 are recorded in the following locations on the Statement of Operations:

				Change in
				Unrealized
Type of		Net Realized		Appreciation
Derivative (Risk)	Location	Gains	Location	(Depreciation)
Call option contracts purchased (Equity)	Net realized gains from written option contracts	$9,805	Net change in unrealized appreciation (depreciation) on written option contracts	$—
Put option contracts purchased (Equity)	Net realized gains from written option contracts	$29,766	Net change in unrealized appreciation (depreciation) on written option contracts	$21,743
Call option contracts written (Equity)	Net realized gains from written option contracts	$67,908	Net change in unrealized appreciation (depreciation) on written option contracts	$3,007
Put option contracts written (Equity)	Net realized gains from written option contracts	$29,022	Net change in unrealized appreciation (depreciation) on written option contracts	$—

The average monthly notional value of derivative instruments during the year ended August 31, 2022 was as follows:

Put Option	Call Option	Put Option
Contracts Purchased	Contracts Written	Contracts Written
$736,767	$(842,819)	$(354,410)

8.	Investments in Other Investment Companies

The Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs, open-end mutual funds and money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of August 31, 2022, the Fund had 54.3% of the value of its net assets invested in ETFs.

23

ALPHAMARK FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

9.	Contingencies and Commitments

The Fund indemnifies its officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

24

ALPHAMARK FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

AlphaMark Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AlphaMark Investment Trust comprising AlphaMark Fund (the “Fund”) as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles

25

ALPHAMARK FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM (Continued)

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2008.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

October 27, 2022

26

ALPHAMARK FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other operating expenses. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2022) and held until the end of the period (August 31, 2022).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads. However, a redemption fee of 1.50% is applied on the sale of shares redeemed within sixty days of the date of purchase. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

27

ALPHAMARK FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	March 1, 2022	August 31, 2022	During Period*
Based on Actual Fund Return	$1,000.00	$941.90	$7.34
Based on Hypothetical 5% Return	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28

ALPHAMARK FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Interested Trustee
Name, Year of Birth & Address	Term of Office** and Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen by Trustee	Directorships of Public Companies Held by Trustee
*Michael L. Simon (1967) 810 Wright’s Summit Parkway Suite 100 Fort Wright, KY 41011	President and Trustee	Since July, 2008	Founder, President and Chief Investment Officer of the Advisor.	1	None

*	Mr. Simon, as an affiliated person of the Advisor, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

**	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

29

ALPHAMARK FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Independent Trustees
Name, Year of Birth & Address	Term of Office** and Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen by Trustee	Directorships of Public Companies Held by Trustee
John W. Hopper, Jr. (1960) 810 Wright’s Summit Parkway Suite 100 Fort Wright, KY 41011	Chairman and Trustee	Since September, 2008	Managing Director of Link-age Ventures (a venture fund focused on the senior living space) from November 2013 to present; Chief Investment Officer of the Ziegler Link-Age Longevity Fund, L.P. (a private equity fund focused on the senior living space) from February 2014 to present.	1	None
T. Brian Brockhoff (1964) 810 Wright’s Summit Parkway Suite 100 Fort Wright, KY 41011	Trustee	Since September, 2008	President of Greater Cincinnati at C.F. Bank from September 2019 to present; Senior Vice President and Head of Commercial Banking at C.F. Bank from December 2018 to September 2019; Principal of Bailey Capital Partners, Inc. (mortgage bankers) from August 2018 to December 2018; Senior Vice President-Commercial Real Estate Group Manager of BB& T Corporation from May 2014 to August 2018; prior to June 2015, Principal of Bailey Capital Partners, Inc. (mortgage bankers).	1	None

**	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

30

ALPHAMARK FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Executive Officers
Name, Year of Birth & Address	Term of Office** and Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Christian A. Lucas (1972) 810 Wright’s Summit Parkway Suite 100 Fort Wright, KY 41011	Vice President	Since July, 2008	Member/Owner of the Advisor.
David R. Carson (1958) 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Vice President	Since August, 2019	Senior Vice President, Director of Client Strategies of Ultimus Fund Solutions, LLC 2013 to present.
Anne M. Haggerty (1961) 810 Wright’s Summit Parkway Suite 100 Fort Wright, KY 41011	Chief Compliance Officer	Since March, 2009	Director of Operations and Chief Compliance Officer of the Advisor.
Angela A. Simmons (1975) 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Treasurer	Since January, 2022	Vice President of Financial Administration of Ultimus Fund Solutions, LLC from January 2022 to present; Assistant Vice President from 2015 to 2022.
Jennifer L. Merchant (1975) 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Secretary	Since September, 2022	Assistant Vice President, Legal Administration, Ultimus Fund Solutions, LLC (since February 2022); Legal Services Director (October 2021 to February 2022) and Legal Counsel (September 2019 to October 2021) to the Washington State Treasurer; Investment Officer (October 2010 to August 2019) to the Washington State Investment Board.

**	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

Additional information about members of the Board and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-420-3350.

31

ALPHAMARK FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-420-3350, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-866-420-3350. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov and the Fund’s website www.alphamarkadvisors.com.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2022, the Fund designated $1,586,935 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 33.45% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year ended August 31, 2022, 34.21% of ordinary income dividends qualifies for the corporate dividends received deduction.

32

ALPHAMARK FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 8, 2022, the Board of Trustees (the “Board” or the “Trustees”) of AlphaMark Investment Trust, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended, of the Trust (the “Independent Trustees”) voting separately, reviewed and unanimously approved the continuance, for an additional annual period, of the Investment Advisory Agreement between the Trust and AlphaMark Advisors, LLC (the “Advisor”) on behalf of the AlphaMark Fund (the “Fund”).

In determining whether to approve the continuance of the Investment Advisory Agreement of the Fund (the “Advisory Agreement”), the Independent Trustees requested and received from the Advisor such information as they deemed reasonably necessary to evaluate the terms of the Advisory Agreement, and to assess whether the Advisory Agreement continues to be in the best interests of the Fund and its shareholders. In addition to reviewing and considering this information, the Independent Trustees considered information relating to the Fund and the Advisor that was provided to them in connection with meetings of the Board held throughout the year. Counsel guided the Board, including the independent Trustees, with respect to their fiduciary obligations in approving the Advisory Agreement as they reviewed the factors considered pertinent in reaching an informed business decision concerning the continuance of the Advisory Agreement. They reviewed and considered, among other things: (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the Fund and the Advisor; (iii) the cost of services provided and the profits realized by the Advisor and any affiliates from their relationships with the Fund and the financial strength of the Advisor; (iv) the extent to which economies of scale would be realized as the Fund’s assets increase; (v) whether fee levels reflect such economies of scale for the benefit of shareholders; (vi) whether and how the Board relied on comparisons of services to be rendered to and fees to be paid by the Fund with the services provided by and the fees paid to other investment advisers or the services provided to and the fees paid by other clients of the Advisor; and (vii) any ancillary benefits derived or to be derived by the Advisor from its relationship with the Fund, such as soft dollar arrangements. The Independent Trustees also reviewed the background, qualifications, education and experience of the Advisor’s investment professionals and operational personnel, and discussed and considered: (i) the quality of shareholder communications, administrative functions and other services provided by the Advisor to the Trust and each of the Funds; (ii) the quality of the Advisor’s compliance program; (iii) the Advisor’s role in coordinating and supervising services provided to the Trust; and (iv) indirect benefits, if any, that the Advisor may derive from its relationship with the Funds. The Independent Trustees were advised and supported in this process by independent legal counsel and, prior to voting, met with and asked questions of representatives of the Advisor, and met separately with their counsel.

33

ALPHAMARK FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Advisor provided the Independent Trustees with extensive information to assist them in analyzing the returns of the Fund over various periods. In these materials, the returns of the Fund were compared to the returns of relevant indices and to the average returns of one or more selected peer groups of mutual funds.

Below is a summary of the discussions and findings of the Independent Trustees with regard to their approval of the continuance of the Advisory Agreement.

(i)	The Nature, Extent, and Quality of the Services Provided by the Advisor. The Independent Trustees reviewed the services being provided to the Fund by the Advisor and considered such services with respect to the responsibilities and compensation of the Advisor under the Advisory Agreement. The Independent Trustees reviewed the background and experience of the Advisor’s key investment and operations personnel, noting the collective experience and longevity of such personnel. They noted that the Advisor has had no significant turnover and continues to provide experienced professionals, including Mr. Simon, Mr. Lucas and Ms. Haggerty, to effectively manage the investments and operations of the Fund and the Advisor. The Independent Trustees considered the compliance policies and procedures of the Advisor, including the Advisor’s Cybersecurity Plan, its Disaster Recovery Plan and the CCO’s annual testing summary through May 31, 2022. The Trustees reviewed the Advisor’s E&O insurance coverage and determined that such coverage was appropriate. The Trustees considered the Advisor’s balance sheet, income statement and growth in assets under management across the Advisor’s various business offerings, noting no concerns. The Trustees noted no material changes in ownership or control of the Advisor since the last renewal of the Advisory Agreement. After reviewing and discussing the foregoing information, the Independent Trustees concluded that the quality, extent, and nature of the services provided by the Advisor to the Fund are a benefit to the Fund and its shareholders.

(ii)	The Investment Performance of the Fund and Advisor. The Independent Trustees compared the performance of the Fund with the performance of the S&P 500® Index, the Fund’s primary benchmark, the Morningstar Category Average, a peer group of similarly-sized mutual funds with a similar investment strategy (the “Peer Group Average”), and other accounts with a similar strategy managed by the Advisor over various periods ended May 31, 2022. The Independent Trustees noted that the Fund had underperformed the S&P 500® Index for the since inception period and the three and five-year periods but outperformed the S&P 500® Index for the one-year period ended May 31, 2022. They then discussed the Fund’s underperformance and the cause for such differences, including the Fund’s defensive positioning during the COVID-19 pandemic. The Independent Trustees were provided with comparative performance statistics of the universe of funds

34

ALPHAMARK FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

categorized by Morningstar as “large cap blend” funds. The Independent Trustees noted that for the since inception, five, three, and one-year periods ended May 31, 2022, the Fund had returns of 10.66%, 8.21%, 10.59%, and -0.66%, respectively, while the average returns for the Morningstar large cap blend funds category were 9.94%, 11.27%, 13,99% and -2.62%, respectively, over the same periods. The Independent Trustees further noted that the Fund had outperformed the Peer Group Average for the one-year period but had underperformed the Peer Group Average for the three, five-year and inception to date periods ended May 31, 2022. The Independent Trustees considered the consistency of the Advisor’s management of the Fund with the Fund’s investment objective and policies and recent outperformance. After considerable discussion, the Independent Trustees concluded that the overall investment performance of the Fund had not been unreasonable.

(iii)	The Costs of the Services to be Provided and Profits to be Realized by the Advisor from its Relationship with the Fund. The Independent Trustees re-evaluated the Advisor’s staffing, personnel, and operations; the financial condition of the Advisor and the level of commitment to the Fund by the principals of the Advisor; the asset levels of the Fund; and the overall fees and expenses of the Fund. The Independent Trustees reviewed the rate of the advisory fees paid by the Fund (1.0%) under the Advisory Agreement and noted that the Fund’s advisory fee was within the range of the Fund’s Peer Group and the Morningstar category. The Trustees further compared the total operating expense ratios of the Fund, after waiver, with range of expense ratios of the Peer Group and the Morningstar category, noting that the Fund was within the range for both. The Independent Trustees noted that the Fund’s net advisory fee of 0.27% was lower than the Morningstar category’s average advisory fee of 0.81%, but that the Fund’s net annual expense ratio was higher than the average annual expense ratio for the Morningstar category, which was 0.92%. The Independent Trustees also discussed the Advisor’s commitment to contractually continue to cap the Fund’s total annual operating expenses at 1.50. The Independent Trustees took into account that the Advisor has waived a portion of its advisory fees for the life of the Fund in order to maintain the Fund’s expense cap.

The Independent Trustees then considered the Advisor’s profitability analysis for its services provided to the Fund during the periods ended May 31, 2022, and May 31, 2021. The Independent Trustees considered that the Advisor has received only a portion of its advisory fees for its services to the Fund because it maintains the Fund’s 1.50% total annual expense limit. The Independent Trustees noted that, after deducting the direct and indirect costs of the Advisor to manage the Fund, which includes a reasonable allocation for employee salary and benefits from the advisory fees collected, the Advisor has yet to realize any profits for its services to the Fund.

35

ALPHAMARK FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Independent Trustees reviewed the balance sheet and statement of income of the Advisor as of March 31, 2022, noting no concerns. They also considered the Advisor’s representation that no material changes have occurred to the Advisor’s financial condition or control since the date of the financial statements included in the Meeting Materials. The Independent Trustees concluded that the Advisor has adequate financial resources, across various business lines, to continue serving as the Fund’s investment adviser. The Independent Trustees considered the “fallout benefits” to the Advisor, including the additional exposure the Advisor has received from managing the Fund and any other benefits reported on the 15(c) response, noting no concerns. After a full discussion and consideration of the foregoing, the Independent Trustees concluded that the fees paid by the Fund to the Advisor continue to be reasonable in view of the quality of the services received by the Fund from the Advisor.

(iv)	The Extent to Which Economies of Scale Would be Realized as the Fund’s Assets Increase and Whether Advisory Fee Levels Reflect These Economies of Scale for the Benefit of the Fund’s Shareholders. The Independent Trustees considered the current net assets for the Fund and discussed the Second Amended and Restated Operating Expense Limitation Agreement between the Trust and the Advisor. They also noted the Advisor’s explanation that the Fund’s assets will need to meaningfully increase before the Advisor will realize its full advisory fee from the Fund. The Independent Trustees concluded that, at the Fund’s current asset level, it is premature to consider the extent to which additional economies of scale might be realized in the future.

In reaching their conclusion, the Independent Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to consider in evaluating the renewal of the Advisory Agreement and the weight to give to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement. The Trustees, including all of the Independent Trustees, concluded that the terms of the Advisory Agreement were fair and reasonable, that the Advisor’s fees were reasonable in light of the services provided to the Fund and the benefits received by the Advisor, and that continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders.

36

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ALPHAMARK INVESTMENT TRUST

Investment Advisor

AlphaMark Advisors, LLC

810 Wright’s Summit Parkway, Suite 100

Fort Wright, Kentucky 41011

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

1-866-420-3350

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 20th floor

Cincinnati, Ohio 45202

Distributor

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Board of Trustees

John W. Hopper, Jr., Chairman

T. Brian Brockhoff

Michael L. Simon

Officers

Michael L. Simon, President

Christian A. Lucas, Vice President

David R. Carson, Vice President

Angela A. Simmons, Treasurer

Jennifer L. Merchant, Secretary

Anne M. Haggerty, Chief Compliance Officer

AlphaMark-AR-22

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,500 and $13,500 with respect to the registrant’s fiscal years ended August 31, 2022 and 2021, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,000 and $3,000 with respect to the registrant’s fiscal years ended August 31, 2022 and 2021, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended August 31, 2022 and 2021, aggregate non-audit fees of $3,000 and $3,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable

(j)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	See Schedule I (Investments in securities of unaffiliated issuers)

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:

Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	AlphaMark Investment Trust

By (Signature and Title)*		/s/ Michael L. Simon

Michael L. Simon, President

Date	November 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Michael L. Simon

Michael L. Simon, President

Date	November 2, 2022

By (Signature and Title)*		/s/ Angela A. Simmons

Angela A. Simmons, Treasurer and Principal Accounting Officer

Date	November 2, 2022

* Print the name and title of each signing officer under his or her signature.